COLLATERAL STRATIFICATION REPORT

                             MASTRO2_4 and JUMBO30
================================================================================



--------------------------------------------------------------------------------
Pool Summary                         COUNT                     UPB            %
--------------------------------------------------------------------------------
Conforming                               2             $538,391.11        0.12%
Non Conforming                        1048          464,357,987.54       99.88
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Data as of Date:  2002-07-01
AVG UPB:  $442,758.46
GROSS WAC:  7.0497%
NET WAC:  6.800%
% SF/PUD:  95.36%
% FULL/ALT:  79.43%
% CASHOUT:  18.77%
% BUYDOWN:  0.00%
% LTV > 80 NO MI: 0.00%
WA LTV:  71.16%
% FICO > 679: 85.27%
% NO FICO:  0.15%
WA FICO: 733
% FIRST LIEN:  100.00%
% PREPAY PENALTY:  0.00%
CALIFORNIA %: 40.74%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Product Type                         COUNT                     UPB            %
--------------------------------------------------------------------------------
Fixed                                 1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Original Balance                     COUNT                     UPB            %
--------------------------------------------------------------------------------
$250,000.01 - $300,000.00                2             $538,391.11        0.12%
$300,000.01 - $350,000.00              273           89,618,142.04       19.28
$350,000.01 - $400,000.00              249           93,066,637.50       20.02
$400,000.01 - $450,000.00              175           74,391,581.33       16.00
$450,000.01 - $500,000.00              115           54,658,250.41       11.76
$500,000.01 - $550,000.00               63           32,948,857.05        7.09
$550,000.01 - $600,000.00               54           31,211,102.12        6.71
$600,000.01 - $650,000.00               61           38,953,040.14        8.38
$650,000.01 - $700,000.00                6            4,107,419.38        0.88
$700,000.01 - $750,000.00               11            8,122,232.48        1.75
$750,000.01 - $800,000.00                6            4,721,555.85        1.02
$800,000.01 - $850,000.00                6            4,906,283.75        1.06
$850,000.01 - $900,000.00                8            7,069,149.72        1.52
$900,000.01 - $950,000.00                7            6,462,777.69        1.39
$950,000.01 - $1,000,000.00             12           11,924,801.56        2.57
$1,000,000.01>=                          2            2,196,156.52        0.47
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Minimum:  $256,000.00
Maximum:  $1,218,000.00
Average:  $444,466.60
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Unpaid Balance                       COUNT               UPB                  %
--------------------------------------------------------------------------------
$250,000.01 - $300,000.00                4           $1,136,413.65        0.24%
$300,000.01 - $350,000.00              275           90,410,867.15       19.45
$350,000.01 - $400,000.00              246           92,075,174.32       19.81
$400,000.01 - $450,000.00              174           73,992,296.86       15.92
$450,000.01 - 500,000.00               117           55,646,989.91       11.97
$500,000.01 - $550,000.00               61           31,960,117.55        6.87
$550,000.01 - $600,000.00               54           31,211,102.12        6.71
$600,000.01 - $650,000.00               61           38,953,040.14        8.38
$650,000.01 - $700,000.00                6            4,107,419.38        0.88
$700,000.01 - $750,000.00               12            8,853,594.15        1.90
$750,000.01 - $800,000.00                6            4,721,555.85        1.02
$800,000.01 - $850,000.00                6            5,023,398.67        1.08
$850,000.01 - $900,000.00                7            6,220,673.13        1.34
$900,000.01 - $950,000.00                7            6,462,777.69        1.39
$950,000.01 - $1,000,000.00             13           12,911,299.91        2.78
$1,000,000.01 > =                        1            1,209,658.17        0.26
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Minimum:  $254,310.92
Maximum:  $1,209,658.17
Average:  $442,758.46
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Gross Rate                           COUNT                     UPB            %
--------------------------------------------------------------------------------
6.001% - 6.250%                          3           $1,011,154.74        0.22%
6.251% - 6.500%                         19            7,801,965.97        1.68
6.501% - 6.750%                        138           63,834,279.73       13.73
6.751% - 7.000%                        430          193,762,692.13       41.68
7.001% - 7.250%                        286          122,797,388.47       26.41
7.251% - 7.500%                        137           59,959,181.11       12.90
7.501% - 7.750%                         33           14,238,815.60        3.06
7.751% - 8.000%                          4            1,490,900.90        0.32
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Minimum:  6.250%
Maximum:  7.875%
Weighted Average:  7.050%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Net Rate                             COUNT                     UPB            %
--------------------------------------------------------------------------------
5.751% - 6.000%                          3           $1,011,154.74        0.22%
6.001% - 6.250%                         19            7,801,965.97        1.68
6.251% - 6.500%                        138           63,834,279.73       13.73
6.501% - 6.750%                        430          193,762,692.13       41.68
6.751% - 6.751%                        286          122,797,388.47       26.41
7.001% - 7.250%                        137           59,959,181.11       12.90
7.251% - 7.500%                         33           14,238,815.60        3.06
7.501% - 7.750%                          4            1,490,900.90        0.32
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Minimum:  6.000%
Maximum:  7.625%
Weighted Average:  6.800%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        COLLATERAL STRATIFICATION REPORT

                             MASTRO2_4 and JUMBO30
================================================================================



--------------------------------------------------------------------------------
Original Term to Maturity            COUNT                     UPB            %
--------------------------------------------------------------------------------
121 - 180                                1             $648,979.64        0.14%
181 - 240                                3            1,204,046.70        0.26
241 - 300                                3            1,094,788.13        0.24
301 - 359                               19            7,952,913.53        1.71
360 - 360                             1024          453,995,650.65       97.66
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Remaining Term to Stated Maturity    COUNT                     UPB            %
--------------------------------------------------------------------------------
121 - 180                                1             $648,979.64        0.14%
181 - 240                                3            1,204,046.70        0.26
241 - 300                                4            1,554,824.92        0.33
301 - 359                              922          400,826,172.39       86.22
360 - 360                              120           60,662,355.00       13.05
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Minimum: 178
Maximum: 360
Weighted Average: 355
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Seasoning                            COUNT                     UPB            %
--------------------------------------------------------------------------------
<= 0                                   120          $60,662,355.00       13.05%
1 - 1                                  188           84,461,583.30       18.17
2 - 2                                  373          162,235,203.73       34.90
3 - 3                                   59           27,669,640.91        5.95
4 - 4                                   20            9,014,501.51        1.94
5 - 5                                   22            9,202,390.66        1.98
6 - 6                                   95           41,189,211.75        8.86
7 - 12                                  41           18,934,931.98        4.07
13 - 24                                132           51,526,559.81       11.08
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 22
Weighted Average: 4
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FICO Scores                          COUNT                     UPB            %
--------------------------------------------------------------------------------
0 - 0                                    2             $714,705.60        0.15%
590 - 599                                1              646,802.51        0.14
600 - 609                                1              343,647.58        0.07
610 - 619                                7            2,492,935.97        0.54
620 - 629                               14            7,019,700.48        1.51
630 - 639                               17            7,057,709.95        1.52
640 - 649                               15            6,852,855.61        1.47
650 - 659                               22            9,839,660.00        2.12
660 - 669                               30           12,769,396.46        2.75
670 - 679                               45           20,750,244.70        4.46
680 - 689                               46           19,128,161.22        4.11
690 - 699                               54           23,973,060.98        5.16
700 - 709                               62           27,753,435.62        5.97
710 - 719                               47           20,148,772.96        4.33
720 - 729                               72           31,667,521.34        6.81
730 - 739                               77           33,503,101.88        7.21
740 - 749                               81           32,714,024.97        7.04
750 - 759                              105           48,420,862.12       10.42
760 - 769                              127           56,796,004.93       12.22
770 - 779                               82           37,653,553.47        8.10
780 - 789                               86           39,005,809.19        8.39
790 - 799                               41           18,650,116.69        4.01
800 - 809                               12            5,599,611.45        1.20
810 - 819                                3            1,076,020.85        0.23
820 - 829                                1              318,662.12        0.07
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 827
Weighted Average: 733
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Loan To Value Ratio                  COUNT                     UPB            %
--------------------------------------------------------------------------------
<= 0.00%                                 1             $444,520.53        0.10%
20.01% - 25.00%                          1              449,197.66        0.10
25.01% - 30.00%                          3            1,862,914.07        0.40
30.01% - 35.00%                          5            3,427,572.15        0.74
35.01% - 40.00%                         10            4,714,167.07        1.01
40.01% - 45.00%                         21            9,262,723.16        1.99
45.01% - 50.00%                         23           10,543,742.78        2.27
50.01% - 55.00%                         33           14,774,859.39        3.18
55.01% - 60.00%                         64           31,313,395.46        6.74
60.01% - 65.00%                         90           41,154,019.80        8.85
65.01% - 70.00%                        115           58,110,890.22       12.50
70.01% - 75.00%                        163           76,611,187.78       16.48
75.01% - 80.00%                        479          196,918,335.75       42.36
80.01% - 85.00%                          9            3,826,036.00        0.82
85.01% - 90.00%                         22            7,786,380.46        1.67
90.01% - 95.00%                         11            3,696,436.37        0.80
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Minimum:  0.00%
Maximum:  95.00%
Weighted Average:  71.16%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        COLLATERAL STRATIFICATION REPORT

                             MASTRO2_4 and JUMBO30
================================================================================



--------------------------------------------------------------------------------
DTI                                  COUNT                     UPB            %
--------------------------------------------------------------------------------
<= 0.000%                              506         $222,752,385.81       47.91%
1.001%  -  6.000%                        1              555,532.89        0.12
6.001%  - 11.000%                        7            3,467,983.77        0.75
11.001% - 16.000%                       13            6,652,551.41        1.43
16.001% - 21.000%                       32           14,727,365.74        3.17
21.001% - 26.000%                       68           29,628,303.08        6.37
26.001% - 31.000%                       97           41,964,153.53        9.03
31.001% - 36.000%                      117           51,919,066.24       11.17
36.001% - 41.000%                      131           57,558,461.14       12.38
41.001% - 46.000%                       51           24,342,123.88        5.24
46.001% - 51.000%                       18            7,554,884.31        1.63
51.001% - 56.000%                        7            3,108,025.51        0.67
56.001% - 61.000%                        1              351,545.85        0.08
106.001% - 111.000%                      1              313,995.49        0.07
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Minimum:  0.00%
Maximum:  107.00%
Weighted Average:  32.97%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Geographic Concentration             COUNT                     UPB            %
--------------------------------------------------------------------------------
California                             429         $189,379,051.75       40.74%
Virginia                                89           37,546,110.09        8.08
Georgia                                 73           33,165,391.40        7.13
Maryland                                74           33,072,108.26        7.11
Texas                                   71           30,542,740.78        6.57
Florida                                 54           24,481,845.72        5.27
Arizona                                 37           15,896,699.68        3.42
Illinois                                23           11,481,031.98        2.47
Colorado                                25           11,317,945.41        2.43
New Jersey                              23            9,702,458.95        2.09
Indiana                                 17            8,815,498.14        1.90
Michigan                                14            5,809,823.28        1.25
Ohio                                    13            5,454,569.17        1.17
Tennessee                               11            4,622,658.09        0.99
Massachusetts                           10            4,545,716.45        0.98
District of Columbia                    10            4,404,861.79        0.95
New York                                 9            4,094,422.06        0.88
Nevada                                   5            3,335,106.10        0.72
Pennsylvania                             7            3,238,870.35        0.70
Minnesota                                5            2,337,220.33        0.50
Delaware                                 4            2,220,320.50        0.48
Washington                               6            2,136,784.11        0.46
North Carolina                           6            2,070,068.81        0.45
Connecticut                              4            1,529,304.94        0.33
Louisiana                                4            1,508,014.67        0.32
New Mexico                               4            1,474,185.89        0.32
Alabama                                  3            1,434,412.38        0.31
Oregon                                   3            1,301,321.53        0.28
Utah                                     3            1,208,981.54        0.26
Kentucky                                 2            1,138,028.05        0.24
Kansas                                   2            1,062,372.15        0.23
Oklahoma                                 2            1,015,992.16        0.22
South Carolina                           2              878,584.83        0.19
Wisconsin                                2              858,540.42        0.18
Rhode Island                             1              749,414.92        0.16
Missouri                                 2              681,570.72        0.15
Idaho                                    1              384,351.25        0.08
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
North-South CA                       COUNT                     UPB            %
--------------------------------------------------------------------------------
North CA                               234         $103,650,323.67       22.30%
South CA                               195           85,728,728.08       18.44
States Not CA                          621          275,517,326.90       59.26
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Zip Code Concentration               COUNT                     UPB            %
--------------------------------------------------------------------------------
20854                                    7           $4,207,864.03        0.91%
95014                                    7            3,737,079.70        0.80
94010                                    4            2,798,000.00        0.60
92673                                    7            2,692,052.19        0.58
30004                                    7            2,629,098.53        0.57
Other                                 1018          448,832,284.20       96.54
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Loan Purpose                         COUNT                     UPB            %
--------------------------------------------------------------------------------
Purchase                               507         $222,658,779.08        47.89%
Rate/Term Refi                         331          152,147,180.28        32.73
Cash Out Refi                          205           87,281,165.38        18.77
Construction Perm                        7            2,809,253.91         0.60
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65       100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Document Type                        COUNT                     UPB            %
--------------------------------------------------------------------------------
Full                                   795         $347,253,847.92       74.69%
Full Income/Lim. Asset                  83           41,898,995.09        9.01
Stated Inc/Full Asset                   84           37,991,595.45        8.17
Alt                                     55           21,991,552.97        4.73
Streamline doc                          32           15,395,693.86        3.31
Reduced                                  1              364,693.36        0.08
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Property Type                        COUNT                     UPB            %
--------------------------------------------------------------------------------
1-Family                               720         $318,800,473.95       68.57%
PUD                                    249          109,760,675.03       23.61
PUD (Detached)                          31           14,435,860.36        3.11
Low-rise Condo                          28           11,765,029.20        2.53
2-Family                                 7            4,119,179.00        0.89
Condo                                    8            2,952,471.45        0.64
High-rise Condo                          4            1,586,176.89        0.34
Condo < 5 Floors                         1              643,327.68        0.14
3-Family                                 1              507,185.09        0.11
PUD (Attached)                           1              326,000.00        0.07
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Occupancy                            COUNT                     UPB            %
--------------------------------------------------------------------------------
Primary                               1009         $446,482,644.70       96.04%
Secondary                               40           17,899,983.95        3.85
Investor                                 1              513,750.00        0.11
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        COLLATERAL STRATIFICATION REPORT

                             MASTRO2_4 and JUMBO30
================================================================================



--------------------------------------------------------------------------------
Prepayment Penalty                   COUNT                     UPB            %
--------------------------------------------------------------------------------
N                                     1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
wa TERM:  0.000
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Balloon Flag                         COUNT                     UPB            %
--------------------------------------------------------------------------------
N                                     1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------



Mortgage Ins.                        COUNT                     UPB            %
--------------------------------------------------------------------------------
AMIC                                     1             $378,000.00        0.08%
Curr LTV < 80%                        1008          449,587,525.82       96.71
GEMIC                                    1              308,289.13        0.07
MGIC                                    13            4,494,213.18        0.97
Old Republic                             1              384,351.25        0.08
PMI Mortgage Insurance Radian            9            3,175,271.77        0.68
Radian                                   4            1,676,946.57        0.36
Republic Mortgage Triad                  8            3,035,158.51        0.65
Triad Guaranty Insurance                 1              341,154.09        0.07
United Guaranty                          3            1,018,747.13        0.22
Un                                       1              496,721.20        0.11
--------------------------------------------------------------------------------
Total:                                1050         $464,896,378.65      100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI:  0.00%



The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                                                     Page 4 of 4